EXHIBIT 99.2

           THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
             ACT OF 1933, AS AMENDED, AND MUST BE HELD INDEFINITELY
              UNLESS SO REGISTERED OR TRANSFERRED IN A TRANSACTION
                            EXEMPT FROM REGISTRATION.


                       EXCHANGEABLE SUBORDINATED DEBENTURE

$3,000,000                                                    New York, New York
                                                              February 25 , 1997

         FOR VALUE RECEIVED, the undersigned, AMERICAN INTERNATIONAL PETROLEUM CORPORATION OF COLOMBIA , an Oklahoma Corporation (the "Company" or "Maker"), promises to pay to the order of American International Petroleum Corporation, a Nevada Corporation ("Payee"), its successors and assigns, at Payee's office at 444 Madison Avenue, New York, New York 10022, or such other place as the holder may designate in writing from time to time, the principal sum of Three Million and 00/xx Dollars ($3,000,000), in lawful money of the United States, together with simple interest in the amount of 5% per annum of such principal sum. Interest shall be payable in cash, quarterly in arrears beginning March 31, 1997. All outstanding principal and accrued and unpaid interest on this Debenture shall be due and payable on February 25, 1999; provided, however, that
(i) the Payee may demand a partial payment in the principal amount of One Million Five Hundred Thousand and 00/xx Dollars ($1,500,000), together with interest accrued thereon on February 25, 1998 by giving at least thirty (30) days notice prior thereto and the Company shall make such partial prepayment in cash on February 25, 1998, or (ii) the Debenture may be exchanged for common shares of Mercantile International Petroleum Inc. ("MIP Shares") at such earlier date as provided herein.

         Payee shall have the right to exchange all or portion of the Debenture from time to time into MIP Shares at anytime commencing February 25, 1998 by delivering the Debenture to Equity Transfer Services Inc., the registrar and transfer agent of Mercantile International Petroleum Inc. ("Mercantile") (or any successor transfer agent of Mercantile (the "Transfer Agent")) who shall deliver to the holder of the Debenture (i) the number of MIP Shares equal to the principal amount of Debenture being converted divided by $3.00, as adjusted for any dilutive effect referred to in Paragraph 4 of Exchange Rights Agreement dated February 25, 1997 between Mercantile and Mthe unpaint of the Debenture being redeemed through the date of payment and (ii) a new Debenture, having identical terms hereof, for the portion of the Debenture tendered which is not converted as provided hereunder.

         Mercantile shall have the right to cause an automatic exchange of all or part of the Debenture at such time as the closing price of the MIP Shares traded on The Toronto Stock Exchange (or such other Exchange which the MIP Shares may be traded if not traded on The Toronto Stock Exchange) for each of the twenty (20) trading days ending on the sending of the notice of such conversion is equal to or above $3.50 per share and the average daily trading volume for such period exceeded 50,000 Common Shares. Mercantile may exercise such option by sending notice in writing to the holder of the Debenture. Such holder will deliver to the Transfer Agent the Debenture and the Transfer Agent shall deliver to the holder of the Debenture, the items referred to in (i) (ii) and above (iii) above, as if Payee had exchanged the portion of the Debenture being automatically converted pursuant to this paragraph.

         This Debenture may not be prepaid, except as specifically provided above, in whole or in part at any time.

         This Debenture may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntary), provided such disposal is exempt from registration under United States federal and any applicable state securities laws. The Company shall, without charge, execute and deliver a new Debenture in the name of the assignee named in such instrument of assignment and this


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Debenture shall be promptly  cancelled.  Any Debentures issued upon the transfer or exercise in part of this Debenture shall be numbered and shall be registered in a Debenture Register of the Company as they are issued. The Company shall be entitled to treat the registered holder of any Debenture on the Debenture Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Debenture on the part of any other person. A holder of a Debenture may also have this Debenture reissued in denominations of not less than $100,000.

         The Maker hereby agrees, and the holder of this Debenture by the holder's acceptance hereof agrees, that the payment of the principal of and interest on this Debenture is hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Debt, Capitalized Leases or Permitted Liens, (each as hereinafter defined) of the Maker. The holder of this Debenture agrees, as part of such subordination, as follows:

                  (a) In the event of insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Maker or to any of the property of the Maker, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Maker, whether or not involving insolvency or bankruptcy, then the holders of Senior Debt, Capitalized Leases and Permitted Liens shall be entitled to receive payment in full of all principal of and premium, if any, and interest on all Senior Debt, Capitalized Leases and Permitted Liens before the holder of this Debenture shall be entitled to receive any payment on account of principal or interest on this Debenture, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Debenture.

                  (b) In the event that the holder of this Debenture shall have received written notice to the effect that an event of default shall have occurred on any Senior Debt, Capitalized Leases or Permitted Liens and be continuing (under circumstances in which the provisions of the foregoing paragraph (a) are not applicable), then, during the continuance of any such event of default, all principal of and premium, if any, and interest on all Senior Debt, Capitalized Leases or Permitted Liens outstanding at the time of such notice shall first be paid in full, before any payment on account of principal or interest is made upon this Debenture.

         The provisions of this paragraph are for the purpose of defining the relative rights of the holders of Senior Debt, Capitalized Leases or Permitted Liens on the one hand, and the holder of this Debenture on the other hand, against the Maker and its property; and nothing herein shall impair, as between the Maker and the holder of this Debenture, the obligation of the Maker, which is unconditional and absolute, to pay to the holder hereof the principal hereof and the interest hereon in accordance with the terms and provisions hereof; nor shall anything herein prevent the holder of this Debenture from exercising all remedies othany, under this paragraph of holders of Senior Debt, Capitalized Leases or Permitted Liens to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Debenture.

         For the purpose of this Debenture:

                  (a) "Debt" of any corporation shall mean, at any date, all indebtedness of such corporation which would, in accordance with generally accepted accounting principles, be classified as indebtedness, whether funded or current, but in any event including:

                           (i)  all   indebtedness   guaranteed,   directly   or
indirectly, in any manner by such corporation or in effect guaranteed directly or indirectly by such corporation through an agreement, contingent or otherwise, to supply funds

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to or in any other manner invest in the debtor,  to purchase  indebtedness or to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or otherwise;

                           (ii) all  indebtedness for the payment of purchase of
which such corporation has agreed, contingently or otherwise, to advance or supply funds;

                           (ii) all indebtedness secured by any mortgage,  lien,
pledge, charge or encumbrance of any kind upon property owned by such corporation, even though such corporation has not assumed or become liable for the payment of such indebtedness; and

                           (iv) all indebtedness of such corporation  created or
arising under any conditional sale or other title retention agreement with respect to property acquired by such corporation, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property; and

                  (b) "Senior Debt" shall mean the principal of and interest on Debt outstanding for money borrow instruments or by a loan agreement or loan agures, bonds, mortgages, deeds of trust or similar instruments (excluding any of such Debt which by the terms of the instrument creating or evidencing the same is subordinated to or pari passu with this Debenture).

                  (c) "Capitalized Lease" shall mean items of equipment or machinery acquired by the Maker so long as the lender's security is limited to such equipment or machinery, and any proceeds from the sale thereof.

                  (d) "Permitted Liens" shall mean (i) any lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business; and (ii) any lien constituting an encumbrance in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property that does not materially detract from the value of such property or impair the use thereof in the business of the Maker.

         Subject to the rights of the holder of the Senior Debt and as otherwise expressly provided herein, Maker hereby waives demand, protest, presentment for payment, notice of dishonor, notice of protest, diligence in bringing suit against any party, and hereby consents that the time for payment of all or any part of the principal amount, and of the interest thereon, may be extended from time to time by Payee without notice, and that any such extension shall not discharge or otherwise impair the obligations represented by this Debenture. The foregoing waivers shall not be deemed to waive the requirement of any notice, demand or cure periods expressly provided for in this Debenture.

         THE COMPANY AND ANY HOLDER OF THIS DEBENTURE HEREBY WAIVES T IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS DEBENTURE OR THE ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, EACH HOLDER OF THIS DEBENTURE, ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER THOROUGH CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY. NEITHER THE COMPANY NOR ANY HOLDER OF THIS DEBENTURE HAS AGREED WITH OR REPRESENTED TO THE OTHER

         All actions or proceedings with respect to this Agreement shall be instituted exclusively in the courts of the State of New York, New York County or the United States District Court sitting in New York, New York, and by execution and delivery of this Agreement, both parties irrevocably and unconditionally submit to the personal jurisdiction of each such court, and irrevocably and unconditionally waive (X) any objection to the propriety of

                                       -3-

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jurisdiction,  service of process or venue in any of such courts,  (Y) any right to a jury trial, and (Z) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

         The Company hereby irrevocably designates, appoints and empowers C T Corporation Systems with offices on the date hereof at 1633 Broadway, N.Y., N.Y. 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding arising out of or related to this Debenture. If for any reason such designee, appointee and agent shall cease to be available to act as such, Issuer agrees to designate a new designee, appointee and agent in the State of New York on the terms and for the purposes of this provision satisfactory to Pledgee. The Company further irrevocably consents to service of process out of court in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address for notice of the Company below, such notice to become effective 30 days after such mailing. Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise against Issuer, as the case may be, in any other jurisdiction.

         All demands and notices to be given hereunder shall be delivered personally or sent by recognized national overnight courier; in the case of the Company, addressed to its corporate office at Mountbattan House, 9 Westhill Street, P.O. Box N-10543, Nassau, Bahamas Attention: Jeffrey Waterous, and in the case of Payee, addressed to the address written above, in either case, until a new address shall have been substituted by like notice.

         This Debenture shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Debenture shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be executed on its behalf by its duly authorized officer on the day and year first above written.

                               AMERICAN INTERNATIONAL PETROLEUM CORPORATION
                               OF COLOMBIA

                               By:
                                   ----------------------------------
                                       Chief Financial Officer

Acknowledged as to exercise rights:

MERCANTILE INTERNATIONAL PETROLEUM INC.

By:
   -----------------------------------

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